June 30, 1997

Dreyfus Liquid Assets, Inc.
-------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:
   We are pleased to report the performance for Dreyfus Liquid Assets, Inc. for its six-month reporting period ended June 30, 1997. Your Fund produced an annualized yield of 4.85% and, after taking into account the effect of compounding, the annualized effective yield was 4.96%.*

Economic Review
   Since ending its 1995 mid-cycle slowdown, the economy has sustained an above-trend growth trajectory, slowing only briefly in the third quarter of 1996 and again in recent months. Meanwhile, the level of economic activity is now at the point where economic resources are near full deployment. Yet price inflation remains quiescent, boosting the purchasing power of incomes and contributing to the best sense of economic well-being in decades. In this environment, economic policy has been benign, allowing market interest rates to sway within an eighteen-month trading range and corporate profits to rise steadily. However, even while the jury is out on the inflation risks ahead, the Federal Reserve Board (the "Fed") has again indicated a one-way bias towards tighter future policy.
   Real Gross Domestic Product grew an above-trend 3.1% from year-end 1995 to year-end 1996, then accelerated to more than 4.0% in the first half of this year. However, this year's pattern shows growth concentrated into the first quarter, when GDP surged 5.9%, while a slowdown to near 2.5% is apparent in the second quarter. The slower near-term growth is attributable to a lackluster retail sector, even though exports and capital spending are gaining. A key issue is whether the absence of pent-up demand could lead to a sluggish consumer profile and, hence, a slow GDP growth from here on. Indeed, factors that could underpin a resumption of stronger spending are rising: real consumer purchasing power, soaring household wealth and all-time highs in consumer confidence. Additionally, inventories remain lean, muting the prospect of yet slower economic growth.
   Alongside evidence of a slower retail sector in the second quarter are reports showing that unemployment fell below 5% and industrial capacity utilization tightened towards its 1994 highs. With these developments, the economy now is operating at a high level with little slack. Yet wage inflation abated in the second quarter while price inflation continued to decelerate. The absence of any troublesome sign of inflation has kept market interest rates in a long-standing trading range. Even corporate profits continue to surprise on the upside.
   Views on the need to tighten monetary policy are divergent. There are those who believe that inflation pressure points are just different than in the past and others who believe the inflation cycle has been eliminated by global factors and technology. However, by leaning towards tighter future policy, the Fed is at least willing to err on the cautious side in the next several months.

The Money Market
   The money market began the current calendar year in a reasonably steady mode with fluctuations within a narrow band. As the year advanced, however, the market became increasingly concerned that the Fed would raise interest rates. Late in December, 1996, Fed Chairman Alan Greenspan made his highly publicized remark about "irrational exuberance" in the equity markets. Early in 1997, other central bank officials spoke on the same theme. So it was no great surprise to the markets when the Fed, in late March, actually raised the short-term interbank rate by one quarter of a point. This was done as a moderate dose of preventive medicine against possible future inflation.
   By late spring and early summer, however, signs of a slowdown in the economy caused interest rates to simmer down. To be sure, there was the usual nervousness before each subsequent scheduled meeting of the rate-setting Federal Open Market Committee. Yet the general trend of rates most recently has been to fluctuate moderately while working down to * somewhat lower levels.

Portfolio Strategy
   In this environment, we have stayed with our current strategy of maintaining slightly longer average maturities than the industry average. The purpose, of course, is to seek to improve the yields available to our investors. To date, this has been a rewarding approach.
   You may be assured that we will, as always, adapt portfolio strategy to the prevailing market conditions in order to bring you competitive yields on your cash reserves.
   Once again, we would like to express our appreciation for your confidence in Dreyfus Liquid Assets.

                                                     Sincerely,


                                                     Patricia A. Larkin
                                                     Senior Portfolio Manager

July 17, 1997
New York, N.Y.

*Annualized effective yield is based upon dividends declared daily and reinvested daily.

Dreyfus Liquid Assets, Inc.
------------------------------------------------------------------------------
Statement of Investments                             June 30, 1997 (Unaudited)

                                                                                  Principal
Negotiable Bank Certificates of Deposit--8.7%                                      Amount              Value
-----------------------------------------------------------------------------   --------------     --------------
Bankers Trust Co.
   5.72%-5.85%, 10/2/97-1/9/98 (a)...........................................   $  205,000,000     $  204,937,751
Chase Manhattan Bank USA
   5.50%, 7/9/97.............................................................      100,000,000        100,000,000
Huntington National Bank
   5.70%, 8/4/97.............................................................       50,000,000         50,000,846
Morgan Guaranty Trust Co.
   5.75%, 8/5/97.............................................................       50,000,000         50,001,125
                                                                                                   --------------
TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT
   (cost $404,939,722).......................................................                      $  404,939,722
                                                                                                   ==============

Commercial Paper--55.2%
-----------------------------------------------------------------------------
AES Shady Point Inc.
   5.83%-6.00%, 10/14/97-10/15/97 (b)........................................    $  83,983,000     $   82,555,874
Bankers Trust Co. New York Corp.
   5.74%, 10/17/97(a)........................................................       25,000,000         25,000,000
Bear Stearns Companies Inc.
   5.61%-5.73%, 7/7/97-7/21/97...............................................       95,000,000         94,856,544
Canadian Imperial Holdings Inc.
   5.66%, 7/7/97.............................................................       50,000,000         49,953,292
Den Danske Corp. Inc.
   5.53%-5.90%, 7/22/97-10/31/97.............................................       75,000,000         74,350,153
Ford Motor Credit Co.
   5.82%, 3/13/98............................................................      150,000,000        144,071,250
General Electric Capital Corp.
   5.49%-5.73%, 7/7/97-8/6/97................................................      225,000,000        224,324,050
General Electric Capital Services, Inc.
   5.50%-5.99%, 7/7/97-2/24/98...............................................      200,000,000        197,525,445
General Motors Acceptance Corp.
   5.54%-5.81%, 7/1/97-12/5/97...............................................      210,000,000        208,618,152
Generale Bank Inc.
   5.52%, 7/8/97.............................................................       48,000,000         47,949,880
Goldman Sachs Group L.P.
   5.53%-5.68%, 9/5/97-10/31/97..............................................      130,000,000        128,277,223
HSBC Americas Inc.
   5.93%, 10/15/97...........................................................      100,000,000         98,304,000
Lehman Brothers Holdings, Inc.
   5.78%-6.06%, 10/3/97-12/19/97.............................................      180,000,000        175,993,609


Dreyfus Liquid Assets, Inc.
-----------------------------------------------------------------------------
Statement of Investments (continued)                June 30, 1997 (Unaudited)


                                                                                  Principal
Commercial Paper (continued)                                                       Amount              Value
-----------------------------------------------------------------------------   --------------     --------------
Merrill Lynch & Co., Inc.
   5.42%-5.87%, 7/7/97-11/10/97..............................................   $  170,000,000     $  168,349,425
Mitsubishi Motors Credit of America Inc.
   5.70%, 7/22/97 (a)........................................................       30,000,000         29,901,125
Morgan Stanley Group Inc.
   5.66%, 9/12/97............................................................      100,000,000         98,868,500
Paine Webber Group Inc.
   5.78%-5.92%, 7/24/97-12/1/97..............................................       30,000,000         29,682,792
Sanwa Business Credit Corp.
   5.73%-5.81%, 7/8/97-9/22/97...............................................      200,000,000        198,661,010
Societe Generale North America, Inc.
   5.70%, 7/21/97............................................................       75,000,000         74,765,833
Svenska Handelsbanken Inc.
   5.50%, 8/11/97............................................................      100,000,000         99,390,694
Swedbank Inc.
   5.51%-5.87%, 7/1/97-11/10/97..............................................      210,000,000        207,888,750
Toronto Dominion Holdings USA Inc.
   5.61%, 10/6/97............................................................       50,000,000         49,275,194
UBS Finance (DE) Inc.
   6.05%, 7/1/97.............................................................       75,000,000         75,000,000
                                                                                                   --------------
TOTAL COMMERCIAL PAPER
   (cost $2,583,562,795).....................................................                      $2,583,562,795
                                                                                                   ==============
Corporate Notes--15.4%
-----------------------------------------------------------------------------
Bear Stearns Companies, Inc.
   5.68%-5.83%, 7/11/97-1/13/98 (b)..........................................   $  125,000,000     $  125,002,018
General Motors Acceptance Corp.
   5.54%, 11/17/97...........................................................       14,878,000         15,000,430
Heller Financial Inc.
   5.80%, 4/15/98 (b)........................................................       40,000,000         40,000,000
IBM International Finance N.V.
   5.79%, 1/28/98............................................................       25,000,000         24,983,680
Key Bank N.A.
   5.67%, 2/18/98 (b)........................................................       50,000,000         49,984,634
Lehman Brothers Holdings, Inc.
   5.53%, 8/29/97............................................................       50,000,000         50,204,240
Merrill Lynch & Co., Inc.
   5.72%-5.75%, 7/2/97-3/26/98 (b)...........................................       55,000,000         55,000,000


Dreyfus Liquid Assets, Inc.
-----------------------------------------------------------------------------
Statement of Investments (continued)                June 30, 1997 (Unaudited)


                                                                                  Principal
Corporate Notes (continued)                                                        Amount              Value
-----------------------------------------------------------------------------   --------------     --------------
PNC Bank, N.A.
   5.68%, 2/18/98-4/24/98 (b)................................................   $  210,000,000     $  209,926,456
Salomon Inc.
   5.85%, 6/1/98-7/20/98 (b).................................................      150,000,000        150,000,000
                                                                                                   --------------
TOTAL CORPORATE NOTES
   (cost $720,101,458).......................................................                      $  720,101,458
                                                                                                   ==============
Short-Term Bank Notes--10.9%
-----------------------------------------------------------------------------
Bank of America NT & SA
   5.55%, 8/15/97............................................................   $  100,000,000     $  100,000,606
Comerica Bank
   5.71%, 4/17/98 (b)........................................................       50,000,000         49,980,825
Fifth Third Bank
   5.70%-5.72%, 8/5/97-8/6/97................................................       50,000,000         50,000,246
First National Bank of Boston
   5.43%-6.00%, 8/13/97-3/23/98..............................................      190,000,000        190,000,000
Morgan Guaranty Trust Co.
   6.00%, 6/22/98............................................................      100,000,000         99,967,020
PNC Bank, N.A.
   6.15%, 5/28/98............................................................       20,000,000         19,981,781
                                                                                                   --------------
TOTAL SHORT TERM BANK NOTES
   (cost $509,930,478).......................................................                      $  509,930,478
                                                                                                   ==============
U.S. Treasury Bills--3.1%
-----------------------------------------------------------------------------
   5.38%-5.64%, 2/5/98-6/25/98
   (cost $143,120,542).......................................................   $   150,000,000    $  143,120,542
                                                                                                   ==============
U.S. Government Agencies--3.8%
-----------------------------------------------------------------------------
Federal Farm Credit Banks, Floating Rate Note
   5.67%, 8/8/97 (b).........................................................   $    50,000,000    $  49,994,966
Federal Home Loan Banks, Floating Rate Note
   5.65%, 4/27/98 (b)........................................................        50,000,000       50,061,753
Federal National Mortgage Association, Floating Rate Note
   5.62%, 7/25/97 (b)........................................................        80,000,000       80,000,000
                                                                                                   -------------
TOTAL U.S. GOVERNMENT AGENCIES
   (cost $180,056,719).......................................................                      $ 180,056,719
                                                                                                   =============


Dreyfus Liquid Assets, Inc.
-----------------------------------------------------------------------------
Statement of Investments (continued)                June 30, 1997 (Unaudited)


                                                                                  Principal
Time Deposit--.6%                                                                  Amount              Value
-----------------------------------------------------------------------------   --------------     --------------
Principal Republic National Bank of New York (London)
   6.13%, 7/1/97
   (cost $28,701,000)........................................................   $   28,701,000     $   28,701,000
                                                                                                   ==============
Repurchase Agreements--2.0%
-----------------------------------------------------------------------------
SBC Capital Corp.
   5.85%, dated 6/30/97, due 7/1/97 in the amount of
   $93,641,214 (fully collateralized by $100,000,000 U.S.
   Treasury Bills due 4/30/98, value $95,507,556)
   (cost $93,626,000)........................................................   $   93,626,000     $   93,626,000
                                                                                                   ==============
TOTAL INVESTMENTS
   (cost $4,664,038,714)............................................... 99.7%                      $4,664,038,714
                                                                       ======                      ==============
CASH AND RECEIVABLES (NET) ............................................   .3%                      $   16,228,431
                                                                       ======                      ==============
NET ASSETS............................................................ 100.0%                      $4,680,267,145
                                                                       ======                      ==============

Notes to Statement of Investments:
-------------------------------------------------------
(a) Variable interest rate--subject to periodic change.
(b) Backed by an irrevocable letter of credit.


                       See notes to financial statements.

Dreyfus Liquid Assets, Inc.
------------------------------------------------------------------------------
Statement of Assets and Liabilities                  June 30, 1997 (Unaudited)


                                                                                            Cost              Value
                                                                                       ---------------    ---------------
ASSETS:                       Investments in securities--See Statement of
                                Investments--Note 1(b).......................         $4,664,038,714     $4,664,038,714
                              Cash...........................................                                51,856,421
                              Interest receivable............................                                29,430,177
                              Prepaid expenses...............................                                   629,874
                                                                                                         --------------
                                                                                                          4,745,955,186
                                                                                                         --------------
LIABILITIES:                  Due to The Dreyfus Corporation and affiliates..                                 2,983,821
                              Payable for shares of Common Stock redeemed....                                61,921,668
                              Accrued expenses...............................                                   782,552
                                                                                                         --------------
                                                                                                             65,688,041
                                                                                                         --------------
NET ASSETS...................................................................                            $4,680,267,145
                                                                                                         ==============
REPRESENTED BY:               Paid-in capital................................                            $4,681,634,681
                              Accumulated net realized gain (loss) on investments                            (1,367,536)
                                                                                                         --------------
NET ASSETS...................................................................                            $4,680,267,145
                                                                                                         ==============
SHARES OUTSTANDING
(25 billion shares of $.10 par value Common Stock authorized)................                             4,682,510,049
NET ASSET VALUE, offering and redemption price per share.....................                                     $1.00
                                                                                                                  =====

Statement of Operations             Six Months Ended June 30, 1997 (Unaudited)


INVESTMENT INCOME

INCOME                        Interest Income................................                                 $131,635,435
EXPENSES:                     Management fee--Note 2(a)......................               $11,077,596
                              Shareholder servicing costs--Note 2(b).........                 6,333,799
                              Prospectus and shareholders' reports...........                   162,540
                              Custodian fees.................................                   139,220
                              Registration fees..............................                    50,758
                              Directors' fees and expenses--Note 2(c)........                    38,423
                              Professional fees..............................                    34,178
                              Miscellaneous..................................                    49,652
                                                                                            -----------
                                   Total Expenses............................                17,886,166
                              Less--reduction in management fee due to
                                undertaking--Note 2(a).......................                  (277,209)
                                                                                            -----------

                                   Net Expenses..............................                                   17,608,957
                                                                                                              ------------
INVESTMENT INCOME--NET.......................................................                                  114,026,478
NET REALIZED GAIN (LOSS) ON INVESTMENTS--Note 1(b)...........................                                      531,562
                                                                                                              ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.........................                                 $114,558,040
                                                                                                              ============


                       See notes to financial statements.

Dreyfus Liquid Assets, Inc.
------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                           Six Months Ended
                                                                             June 30, 1997        Year Ended
                                                                              (Unaudited)      December 31, 1996
                                                                           ----------------    -----------------
OPERATIONS:
  Investment income--net................................................    $   114,026,478     $   219,245,338
  Net realized gain (loss) on investments...............................            531,562             281,929
                                                                            ---------------     ---------------
        Net Increase (Decrease) in Net Assets Resulting from Operations         114,558,040         219,527,267
                                                                            ---------------     ---------------
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net................................................       (114,026,478)       (220,475,485)
                                                                            ---------------     ---------------
CAPITAL STOCK TRANSACTIONS ($1.00 per share):
  Net proceeds from shares sold:........................................     10,502,993,954      20,551,870,721
  Dividends reinvested:.................................................        113,441,779         219,063,717
  Cost of shares redeemed:..............................................    (10,651,398,926)    (20,515,225,668)
                                                                            ---------------     ---------------
        Increase (Decrease) in Net Assets from Capital Stock Transactions       (34,963,193)        255,708,770
                                                                            ---------------     ---------------

          Total Increase (Decrease) in Net Assets.......................        (34,431,631)        254,760,552

NET ASSETS:
  Beginning of Period...................................................      4,714,698,776       4,459,938,224
                                                                            ---------------     ---------------
  End of Period.........................................................    $ 4,680,267,145     $ 4,714,698,776
                                                                            ===============     ===============


                       See notes to financial statements.

Dreyfus Liquid Assets, Inc.
------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.




                                           Six Months Ended                Year Ended December 31,
                                             June 30, 1997   ----------------------------------------------------
PER SHARE DATA:                               (Unaudited)     1996       1995       1994        1993        1992
                                              -----------    ------     ------     ------      ------      ------
   Net asset value, beginning of period...       $1.00       $1.00      $1.00       $1.00       $1.00      $1.00
                                                 -----       -----      -----       -----       -----      -----
   Investment Operations:
   Investment income--net.................        .024        .048       .053        .035        .026       .034
                                                 -----       -----      -----       -----       -----      -----
   Distributions:
   Dividends from investment income--net..       (.024)      (.048)     (.053)      (.035)      (.026)     (.034)
                                                 -----       -----      -----       -----       -----      -----
   Net asset value, end of period.........       $1.00       $1.00      $1.00       $1.00       $1.00      $1.00
                                                 =====       =====      =====       =====       =====      =====
TOTAL INVESTMENT RETURN...................        4.90%*      4.91%      5.45%       3.53%       2.64%      3.47%
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets         .75%*       .75%       .79%        .76%        .77%       .72%
   Ratio of net investment income
      to average net assets...............        4.85%*      4.76%      5.33%       3.49%       2.62%      3.43%
   Decrease reflected in above expense ratios
      due to undertakings by the Manager..         .01%*       .02%       --           --          --         --

   Net Assets, end of period (000's Omitted)$4,680,267  $4,714,699 $4,459,938  $4,863,374  $4,828,134 $5,502,100

------------
* Annualized.



                       See notes to financial statements.

Dreyfus Liquid Assets, Inc.
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:
     Dreyfus Liquid Assets, Inc. (the "Fund") is registered under the
Investment
Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.

     It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value of per share $1.00.

     The Fund's statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

     (A) PORTFOLIO VALUATION: Investments are valued at amortized cost, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments.

     (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.

     The Fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Fund's Manager, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

     (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare and pay dividends from investment income-net on each business day. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

     (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

     The Fund has an unused capital loss carryover of approximately $1,899,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1996. If not applied, $1,828,000 of the carryover expires in 1997 and $71,000 expires in 1998.

Dreyfus Liquid Assets, Inc.
------------------------------------------------------------------------------
-
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

     At June 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the
Statement of Investments).

NOTE 2--Management Fee and Other Transactions With Affiliates:
     (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is based on the value of the Fund's average daily net assets and is computed at the following annual rates: 1/2 of 1% of the first $1.5 billion;
48/100ths of 1% of the next $500 million; 47/100ths of 1% of the next $500 million; and 45/100ths of 1% over $2.5 billion. The fee is payable monthly.

     The Agreement provides that if any full fiscal year the aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed 1% of the value of the Fund's average net assets for any full year, the Manager will refund to the Fund, or bear, the excess over 1%. However, the Manager has undertaken from January 1, 1997 through December 31, 1997 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of .75 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $277,209 during the period ended June 30, 1997.

     (B) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 1997, the Fund was charged an aggregate of $2,679,019 pursuant to the Shareholder Services Plan.

     The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $2,453,453 during the period ended June 30, 1997.

     (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $6,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

Dreyfus Liquid Assets, Inc.
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940